UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 9, 2008

Date of Report (Date of earliest event reported)

Studio One Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-10196	23-2517953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7650 East Evans Road, Suite C
Scottsdale, Arizona 85260

(Address of Principal Executive Offices)  (Zip Code)

(480) 556-9303

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.06.      Change in Shell Company Status.

Studio One Media, Inc. (the “Company”) ceased being a shell company on April 17, 2007, when it finalized the purchase of Studio One Entertainment, Inc. Form 10-KSB filed by the Company for the year ended June 30, 2007, and the Company’s Form 10-QSB for the quarterly periods ended September 30, 2007 and December 31, 2007, incorrectly indicated that the Company remained a shell company after April 17, 2007.

On September 28, 2007, upon filing of its Form 10-KSB for the fiscal year ended June 30, 2007, the Company filed all of its “Form 10 Information” with the SEC. The disclosure made under the above mentioned Form 10-KSB is incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

Incorporated by reference herein are the audited financial statements of the Company as of June 30, 2006 and 2007, filed with the Form 10-KSB for the fiscal year ended June 30, 2007.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)           Exhibits.

Incorporated by reference herein are the exhibits set forth in the Form 10-KSB for the fiscal year ended June 30, 2007.

Exhibit No.	Description
3.1(a)	Articles of Incorporation, dated May 12, 1988
3.1(f)	Certificate of Amendment of Articles of Incorporation of Dimensional Visions Incorporated dated January 16, 2006.
3.2(f)	Certificate of Amendment of Articles of Incorporation of Elevation Media, Inc., dated March 24, 2006.
3.2(a)	Bylaws
3.3(f)	Certificate of Amendment of Certificate of Incorporation of Dimensional Visions Incorporated dated January 22, 2004
4.1(a)	Certificate of Designation of Series A Convertible Preferred Stock, dated December 12, 1992
4.2(a)	Certificate of Designation of Series B Convertible Preferred Stock, dated December 22, 1993
4.3(a)	Certificate of Designation of Series P Convertible Preferred Stock, dated September 11, 1995
4.4(a)	Certificate of Designation of Series S Convertible Preferred Stock, dated August 28, 1995
4.5(a)	Certificate of Designation of Series C Convertible Preferred Stock, dated November 2, 1995
4.6(a)	Certificate of Designation of Series D and Series E Convertible Preferred Stock dated August 25, 1999
4.7(a)	Form of Warrant Agreement to debt holders, dated January 15, 1998
4.8(a)	Form of Warrant Agreement to debt holders, dated April 8, 1998
4.9(a)	Form of Warrant Agreement to participants in Private Placement dated April 8, 1998
4.10(b)	Pledge Agreement dated January 11, 2001 with Dale Riker and Russ Ritchie
4.11(b)	Investment Agreement dated December 13, 2000, with Swartz Private Equity, LLC
4.12(b)	Merrill Lynch Portfolio Reserve Loan and Collateral Account Agreement, dated January 12, 2002
10.1(a)	1996 Equity Incentive Plan
10.2(a)	1999 Stock Option Plan
10.3(c)	Employment Agreement dated January 1, 2001, with John D. McPhilimy
10.4(c)	Employment Agreement dated July 1, 2001, with Bruce D. Sandig
10.5(d)	Settlement Agreement and Release dated April 30, 2003, between the Company and Russell H. Ritchie, Dale E. Riker, Suntine Enterprises, LLC, and Cornerstone Wireless Communications, LLC.
14(e)	Dimensional Visions, Inc. Code of Ethics.
4.1(g)	Form of Warrant issued to participants in 2007 Private Placements.
10.1(g)	Stock Purchase Agreement, dated March 29, 2006, between the Studio One Entertainment, Inc. and Dimensional Visions Incorporated.
10.2(g)	Exchange Agreement between Studio One Media, Inc., and Studio One Entertainment, Inc., dated April 16, 2007.
10.3(g)	Accord and Satisfaction, dated October 11, 2006, between the Company and Russell H. Ritchie, Dale E. Riker, Suntine Enterprises, LLC, and Cornerstone Wireless Communications, LLC.
21.1(g)	Subsidiaries of Registrant

(a)	Incorporated by reference from the Company’s registration Statement on Form SB-2 dated June 19, 2000 (Registration No. 333-30368).
(b)	Incorporated by reference from the Company’s registration Statement on Form SB-2 dated July 10, 2001 (Registration No. 333-56804).
(c)	Incorporated by reference from the Company’s Amendment No. 1 to Annual Report on Form 10-KSB, dated February 22, 2002.
(d)	Incorporated by reference from the Company’s Annual Report, Form 10-KSB for fiscal year ended June 30, 2003, filed October 15, 2003.
(e)	Incorporated by reference from the Company’s Annual Report, Form 10-KSB for fiscal year ended June 30, 2004, filed November 15, 2004.
(f)	Incorporated by reference from the Company’s Annual Report, Form 10-KSB for fiscal year ended June 30, 2006, filed September 29, 2006
(g)	Attached to and incorporated in the Company’s Annual Report, Form 10-KSB for fiscal year ended June 30, 2007, filed September 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STUDIO ONE MEDIA, INC.

Date: May 12, 2008	By:	/s/ Preston J. Shea
Preston J. Shea
Title
Title: Director, President, Secretary

EXHIBIT INDEX

Incorporated by reference herein are the exhibits set forth in the Form 10-KSB for the fiscal year ended June 30, 2007.

Exhibit No.	Description
3.1(a)	Articles of Incorporation, dated May 12, 1988
3.1(f)	Certificate of Amendment of Articles of Incorporation of Dimensional Visions Incorporated dated January 16, 2006.
3.2(f)	Certificate of Amendment of Articles of Incorporation of Elevation Media, Inc., dated March 24, 2006.
3.2(a)	Bylaws
3.3(f)	Certificate of Amendment of Certificate of Incorporation of Dimensional Visions Incorporated dated January 22, 2004
4.1(a)	Certificate of Designation of Series A Convertible Preferred Stock, dated December 12, 1992
4.2(a)	Certificate of Designation of Series B Convertible Preferred Stock, dated December 22, 1993
4.3(a)	Certificate of Designation of Series P Convertible Preferred Stock, dated September 11, 1995
4.4(a)	Certificate of Designation of Series S Convertible Preferred Stock, dated August 28, 1995
4.5(a)	Certificate of Designation of Series C Convertible Preferred Stock, dated November 2, 1995
4.6(a)	Certificate of Designation of Series D and Series E Convertible Preferred Stock dated August 25, 1999
4.7(a)	Form of Warrant Agreement to debt holders, dated January 15, 1998
4.8(a)	Form of Warrant Agreement to debt holders, dated April 8, 1998
4.9(a)	Form of Warrant Agreement to participants in Private Placement dated April 8, 1998
4.10(b)	Pledge Agreement dated January 11, 2001 with Dale Riker and Russ Ritchie
4.11(b)	Investment Agreement dated December 13, 2000, with Swartz Private Equity, LLC
4.12(b)	Merrill Lynch Portfolio Reserve Loan and Collateral Account Agreement, dated January 12, 2002
10.1(a)	1996 Equity Incentive Plan
10.2(a)	1999 Stock Option Plan
10.3(c)	Employment Agreement dated January 1, 2001, with John D. McPhilimy
10.4(c)	Employment Agreement dated July 1, 2001, with Bruce D. Sandig
10.5(d)	Settlement Agreement and Release dated April 30, 2003, between the Company and Russell H. Ritchie, Dale E. Riker, Suntine Enterprises, LLC, and Cornerstone Wireless Communications, LLC.
14(e)	Dimensional Visions, Inc. Code of Ethics.
4.1(g)	Form of Warrant issued to participants in 2007 Private Placements.
10.1(g)	Stock Purchase Agreement, dated March 29, 2006, between the Studio One Entertainment, Inc. and Dimensional Visions Incorporated.
10.2(g)	Exchange Agreement between Studio One Media, Inc., and Studio One Entertainment, Inc., dated April 16, 2007.
10.3(g)	Accord and Satisfaction, dated October 11, 2006, between the Company and Russell H. Ritchie, Dale E. Riker, Suntine Enterprises, LLC, and Cornerstone Wireless Communications, LLC.
21.1(g)	Subsidiaries of Registrant

(a)	Incorporated by reference from the Company’s registration Statement on Form SB-2 dated June 19, 2000 (Registration No. 333-30368).
(b)	Incorporated by reference from the Company’s registration Statement on Form SB-2 dated July 10, 2001 (Registration No. 333-56804).
(c)	Incorporated by reference from the Company’s Amendment No. 1 to Annual Report on Form 10-KSB, dated February 22, 2002.
(d)	Incorporated by reference from the Company’s Annual Report, Form 10-KSB for fiscal year ended June 30, 2003, filed October 15, 2003.
(e)	Incorporated by reference from the Company’s Annual Report, Form 10-KSB for fiscal year ended June 30, 2004, filed November 15, 2004.
(f)	Incorporated by reference from the Company’s Annual Report, Form 10-KSB for fiscal year ended June 30, 2006, filed September 29, 2006
(g)	Attached to and incorporated in the Company’s Annual Report, Form 10-KSB for fiscal year ended June 30, 2007, filed September 28, 2007.